                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
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      We hereby consent to the use in this Registration Statement on Form S-1 of our report dated March 1, 2001 relating to the consolidated financial statements of EarthWatch Incorporated, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/  PricewaterhouseCoopers LLP

Denver, Colorado

March 29, 2002

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